UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________________________________________________________________

FORM 8-K
________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2024
________________________________________________________________________________________________________________________
Aptiv PLC
(Exact name of registrant as specified in its charter)
________________________________________________________________________________________________________________________

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
2.396% Senior Notes due 2025	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company’s Annual General Meeting of Shareholders was held on April 24, 2024. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the following directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin P. Clark	221,833,468	11,213,249	1,381,672	8,845,988
Nancy E. Cooper	226,668,608	7,305,588	454,193	8,845,988
Joseph L. Hooley	222,665,488	11,303,687	459,214	8,845,988
Vasumati P. Jakkal	233,762,862	208,524	457,003	8,845,988
Merit E. Janow	227,780,450	6,192,328	455,611	8,845,988
Sean O. Mahoney	226,322,381	7,658,567	447,441	8,845,988
Paul M. Meister	219,770,224	14,198,738	459,427	8,845,988
Robert K. Ortberg	228,677,247	5,293,444	457,698	8,845,988
Colin J. Parris	228,674,376	5,296,788	457,225	8,845,988
Ana G. Pinczuk	233,779,591	195,369	453,429	8,845,988

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company’s independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
222,603,379	19,972,608	698,390
There were no broker non-votes with respect to this proposal.

3. The Company’s shareholders approved the Aptiv PLC 2024 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
221,031,237	12,974,649	422,503	8,845,988
4. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
210,613,080	23,288,101	527,208	8,845,988
5. The Company’s shareholders determined, on an advisory basis, to conduct future advisory votes on the compensation of the
Company's named executive officers every year.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
230,784,986	49,545	3,160,963	432,895	8,845,988

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 26, 2024	APTIV PLC

		By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

3